UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                      January 31, 2005 (January 28, 2005)
    -----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                      American Lawyer Media Holdings, Inc.
    -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                333-50119             13-3980412
    -------------------- ------------------------ -------------------------
    (State or Other        (Commission File No.)      (I.R.S. Employer
    Jurisdiction of                                  Identification No.)
    Incorporation)


    345 Park Avenue South
    New York, New York                                   10010
    -----------------------------         ---------------------------------
      (Address of Principal                           (Zip Code)
       Executive Offices)


                                 (212) 779-9200
    -----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
    -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Commitment Letter

         On January 28, 2005, American Lawyer Media Holdings, Inc.'s ("HoldCo") wholly owned subsidiary, American Lawyer Media, Inc. ("OpCo"), signed a commitment letter (the "Commitment Letter"), including term sheets, with Credit Suisse First Boston, UBS Loan Finance LLC, UBS Securities LLC and General Electric Capital Corporation (the "Initial Lenders") for fully-committed financing for an aggregate amount of approximately $344.5 million.

         Pursuant to the Commitment Letter, OpCo expects to enter into new credit facilities with the Initial Lenders and a syndicate of further lenders. The new facilities will be used (i) to refinance an existing credit facility maintained by The New York Law Publishing Company, a wholly owned subsidiary of OpCo (approximately $26.5 million outstanding), (ii) to finance the tender offer and consent solicitation being undertaken by OpCo in respect of $175,000,000 aggregate principal amount of its 93/4% Senior Notes Due 2007 (the "OpCo Notes") as described below (the "Tender Offer"), (iii) to assist HoldCo in retiring all its outstanding $80,260,705 aggregate principal amount 121/4% Senior Discount Notes Due 2008 (the "HoldCo Notes"), (iv) to cover transactional fees, expenses and tender costs in respect of those and related transactions (including the fees and expenses related to a proposed acquisition), and accrued interest on the HoldCo Notes and the OpCo Notes and
(v) for general corporate purposes. The new credit facilities are expected to be executed in late February 2005.

         The Commitment Letter provides that the new credit facilities will be for an aggregate amount of approximately $344.5 million, of which approximately $196 million will be a five-year first priority senior secured term loan facility, $70 million will be a five-year first priority senior secured revolving loan facility and $78.5 million will be a six-year second priority senior secured term loan facility. The Commitment Letter provides that the new credit facility will be guaranteed by HoldCo and certain of OpCo's subsidiaries (the "Guarantors") and secured by a first priority perfected security interest and a second priority security interest in substantially all the assets of HoldCo, the OpCo and each Guarantor.

         The commitment by the Initial Lenders to provide the new credit facilities is subject to, among other things, the simultaneous consummation of the Tender Offer, the issuance of the HoldCo preferred stock described below in connection with a proposed acquisition, the retirement of the HoldCo Notes, the issuance of new HoldCo notes described below, the negotiation and execution of definitive documents and the satisfaction of other customary conditions precedent for financings of this type. There can be no assurance that any of these conditions will be satisfied. The commitment of the Initial Lenders under the Commitment Letter with respect to the new credit facilities shall expire on March 31, 2005, unless extended by the Initial Lenders in their sole discretion.

         The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter, which is filed with this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

Tender Offer

         On January 31, 2005, OpCo commenced a cash Tender Offer to purchase any and all of the OpCo Notes at a price of $1,018.75 per $1,000 principal amount of OpCo Notes tendered, provided such OpCo Notes are tendered on or prior to February 11, 2005 (as may be extended from time to time by OpCo, the "Consent Date"). The price per $1,000 principal amount of OpCo Notes tendered after the Consent Date will be $998.75. As noted above, OpCo expects to finance the Tender Offer using borrowings under new credit facilities and consummation of the Tender Offer will occur concurrently with the execution of such facilities.

         As part of the Tender Offer, OpCo is soliciting consents from the holders of the OpCo Notes for certain proposed amendments which would eliminate substantially all of the restrictive covenants contained in the indenture governing the OpCo Notes and release the guarantees of OpCo's obligations under such indenture.

         Consummation of the Tender Offer is subject to various conditions, including but not limited to, OpCo's entering into the new credit facilities, the retirement of the HoldCo Notes, the issuance of new HoldCo notes described below, and OpCo's obtaining the required consents in the consent solicitation. There can be no assurance that any of these conditions will be satisfied. The Tender Offer is made only upon the terms contained in the offer to purchase and consent solicitation statement, dated January 31, 2005 (the "Offer to Purchase"), and the accompanying consent and letter of transmittal (the "Letter of Transmittal"), provided to holders of the OpCo Notes.

         The Tender Offer will expire at 5:00 p.m., New York City time, on March 1, 2005, unless extended or earlier terminated by OpCo.

         The foregoing description of the terms of the Tender Offer does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer to Purchase, Letter of Transmittal and related documents, which are filed with this report as Exhibits 99.2 to 99.5 and incorporated herein by reference.

Retirement of HoldCo Notes

         Simultaneously with the execution of new credit facilities, the consummation of the Tender Offer, the consummation of a proposed acquisition and the issuance of new HoldCo notes described below, HoldCo expects to retire all the HoldCo Notes in privately negotiated transactions. Such retirement will be financed by OpCo's borrowings under the new credit facility and, accordingly, will be conditional on the execution of such facilities, as well as on the consummation of the Tender Offer, the consummation of a proposed acquisition and the issuance of new HoldCo notes described below.
There can be no assurance that the HoldCo Notes will be retired.

New HoldCo Notes

         Simultaneously with the execution of new credit facilities, the consummation of the Tender Offer, the consummation of a proposed acquisition and the retirement of the HoldCo Notes, HoldCo expects to raise capital by way of the issuance and sale of up to $27.3 million aggregate principal amount (such amount to be reduced on a dollar-for-dollar basis to the extent that actual costs and expenses incurred in connection with the proposed transactions are less than $15 million) of 13% Pay-In-Kind Senior Notes Due 2013 (the "New HoldCo Notes") in a private offering to qualified institutional buyers meeting the criteria contained in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), to certain persons in offshore transactions in reliance on Regulation S under the Securities Act or pursuant to other private placement exemptions from registration under the Securities Act. Such offering will be conditional on the execution of the new credit facilities, the consummation of the Tender Offer, the consummation of a proposed acquisition and retirement of the HoldCo Notes. There can be no assurance that the New HoldCo Notes will be issued.

         The New HoldCo Notes will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or and applicable exemption from registration requirements. This description of the New HoldCo Notes does not constitute an offer to sell or the solicitation of an offer to buy New HoldCo Notes.

         The above transactions and related matters are further described in the press release dated January 31, 2005, a copy of which is attached hereto as
Exhibit 99.6 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.        Description
-----------        -----------

99.1 Commitment Letter, dated January 28, 2005, by and among OpCo, Credit Suisse First Boston, UBS Loan Finance LLC, UBS Securities LLC and General Electric Capital Corporation (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.2 Offer to Purchase and Consent Solicitation Statement, dated January 31, 2005 (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.3 Form of Consent and Letter of Transmittal, dated January 31, 2005 (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.4 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit 99.4 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.5 Form of Letter to Clients (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.6 Press Release, dated January 31, 2005 (incorporated by reference to Exhibit 99.6 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN LAWYER MEDIA HOLDINGS, INC.


                                           By: /s/ Allison Hoffman
                                              -------------------------------
                                           Allison Hoffman
                                           Vice President and General Counsel

Date: January 31, 2005

                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

99.1 Commitment Letter, dated January 28, 2005, by and among OpCo, Credit Suisse First Boston, UBS Loan Finance LLC, UBS Securities LLC and General Electric Capital Corporation (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.2 Offer to Purchase and Consent Solicitation Statement, dated January 31, 2005 (incorporated by reference to Exhibit 99.2 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.3 Form of Consent and Letter of Transmittal, dated January 31, 2005 (incorporated by reference to Exhibit 99.3 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.4 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit 99.4 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.5 Form of Letter to Clients (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).

99.6 Press Release, dated January 31, 2005 (incorporated by reference to Exhibit 99.6 of the Current Report on Form 8-K of American Lawyer Media, Inc. filed with the Securities and Exchange Commission on January 31, 2005).